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                                                                   Exhibit 10.21




                  DEFERRED COMPENSATION PLAN FOR BOARD MEMBERS

                                       OF

                     THE DIME SAVINGS BANK OF NEW YORK, FSB

                 -----------------------------------------------

                          Adopted As of August 28, 1981
              As Amended and Restated Effective as of July 24, 1997
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                                TABLE OF CONTENTS

                                    ARTICLE I

                                   Definitions

Section 1.1  Administrative Committee.........................................1
Section 1.2  Bank.............................................................1
Section 1.3  Board............................................................1
Section 1.4  Board Member.....................................................1
Section 1.5  Discretionary Account(s).........................................1
Section 1.6  Dividend Equivalent..............................................1
Section 1.7  Fair Market Value................................................1
Section 1.8  Fees.............................................................2
Section 1.9  Foregone Fees....................................................2
Section 1.10 Interest Bearing
             Memorandum Account...............................................2
Section 1.11 OTS Restriction..................................................2
Section 1.12 Participant......................................................2
Section 1.13 Phantom Right....................................................2
Section 1.14 Phantom Share....................................................2
Section 1.15 Phantom II Account...............................................3
Section 1.16 Plan.............................................................3
Section 1.17 Share............................................................3
Section 1.18 Stock Memorandum Account.........................................3
Section 1.19 Trading Day......................................................3
Section 1.20 Trust Account....................................................3
Section 1.21 Trust Agreement..................................................3
Section 1.22 Trustee..........................................................4

                                   ARTICLE II

                                  Participation

Section 2.1  Election to Participate..........................................4
Section 2.2  Changes in Participation.........................................4
Section 2.3  Mandatory Participation
             with Respect to Foregone Fees ...................................4
Section 2.4  Continued Crediting
             of Earnings......................................................4


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                                   ARTICLE III

                                Deferred Amounts

Section 3.1  In General...................................................... 5
Section 3.2  Amounts Credited to the
             Interest Bearing Memorandum
             Account......................................................... 6
Section 3.3  Amounts Credited to the
             Trust Account................................................... 6
Section 3.4  Amounts Credited to the
             Stock Memorandum Account........................................ 7
Section 3.5  Amounts Credited to
             the Phantom II Account...........................................8
Section 3.6  Amounts Credited Pursuant
             to Phantom Rights................................................9
Section 3.7  Amounts Credited to the
             Discretionary Accounts...........................................9
Section 3.8  Transfers Between Accounts......................................10
Section 3.9  Special Phantom Stock Valuation.................................12
Section 3.10 Change in Control...............................................12

                                   ARTICLE IV

                                  Distributions

Section 4.1  Distributions to Participants...................................14
Section 4.2  Distributions to Beneficiaries..................................16
Section 4.3  Hardship Distributions..........................................16
Section 4.4  Additional Payment Elections....................................17
Section 4.5  Change in Control Distributions.................................17

                                    ARTICLE V

                                 Administration

Section 5.1  Administrative Committee........................................18
Section 5.2  Committee Action................................................18
Section 5.3  Committee Responsibilities......................................18


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                                   ARTICLE VI

                            Miscellaneous Provisions

Section 6.1  Notice and Election.............................................19
Section 6.2  Unfunded Arrangements...........................................19
Section 6.3  Construction of Language........................................19
Section 6.4  Non-Alienation of Benefits......................................20
Section 6.5  Indemnification.................................................20
Section 6.6  Severability....................................................20
Section 6.7  Waiver..........................................................20
Section 6.8  Notices.........................................................20
Section 6.9  Governing Law...................................................21


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                  DEFERRED COMPENSATION PLAN FOR BOARD MEMBERS

                                       OF

                     THE DIME SAVINGS BANK OF NEW YORK, FSB

                                    ARTICLE I

                                   Definitions

            The following definitions shall apply for the purposes of this Plan unless a different meaning is clearly indicated by the context:

            Section 1.1 Administrative Committee means the Administrative Committee referred to in section 5.1.

            Section 1.2 Bank means The Dime Savings Bank of New York, FSB, and any successor thereto.

            Section 1.3 Board means (a) for the period during which the Bank is a mutual institution, the Board of Trustees of the Bank, and (b) for any period during which the Bank is a stock institution, the Board of Directors of the Bank.

            Section 1.4 Board Member means any member of the Bank's Board, Divisional Boards or Committees thereof.

            Section 1.5 Discretionary Account(s) means, with respect to a Participant, one or more accounts maintained by the Bank to which is credited such amount of the Participant's deferred Fees as the Participant shall designate, together with amounts attributable to dividends with respect to Phantom Shares directed to such account pursuant to section 3.1(b), and any earnings or appreciation thereon, and against which are charged any distributions of amounts credited to such account(s) and any losses or depreciation thereon.

            Section 1.6 Dividend Equivalent means an amount credited with respect to a Phantom Share which is equal in amount to the dividend declared with respect to a Share.

            Section 1.7 Fair Market Value means, with respect to a Share on a specified date:

            (a) at the commencement of the Public Offering, as such term is defined in the Bank's Plan of Conversion, the Actual Purchase Price, as such term is defined in the Bank's Plan of Conversion; or


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            (b)   the closing sales price of a Share on the date in question
                  (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

            (c) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers, Inc. Automated Quotation System, or, if no such quotation is provided, on another similar system, selected by the Administrative Committee, then in use; or

            (d) if Section 1.7(a), (b) and (c) are not applicable, the fair market value of a Share on such date, determined in such manner as the Administrative Committee may, in its discretion, prescribe.

            Section 1.8 Fees means the compensation paid to Board Members for service on the Bank's Board, Divisional Boards and Committees thereof.

            Section 1.9 Foregone Fees means any Fees payable to Board Members for 1991, 1992, and 1993 which are foregone pursuant to an OTS Restriction.

            Section 1.10 Interest Bearing Memorandum Account means, with respect to a Participant, an account maintained by the Bank to which is credited (i) such amount of the Participant's deferred Fees as the Participant shall designate, (ii) amounts transferred from the Participant's Stock Memorandum Account and Phantom II Account, (iii) Dividend Equivalents directed to be credited to such account, and (iv) interest thereon, and against which are charged any distributions of amounts credited to such account and any transfers from such account to the Participant's Discretionary Account(s) (or, prior to July 1, 1994, to the Participant's Stock Memorandum Account or Trust Account).

            Section 1.11 OTS Restriction means a restriction on the payment of Fees as a result of an agreement with or directive from the Office of Thrift Supervision.

            Section 1.12 Participant means a Board Member or former Board Member who has an Interest Bearing Memorandum Account, a Stock Memorandum Account, a Phantom II Account, a Trust Account or a Discretionary Account under the Plan.

            Section 1.13 Phantom Right means a unit of interest credited to a Stock Memorandum Account representing the equivalent value of a transferable subscription right issued pursuant to the Bank's Rights Offering to shareholders of record on April 15, 1993.

            Section 1.14 Phantom Share means a unit of interest credited to a Stock Memorandum Account or a Phantom II Account representing the equivalent value of a Share.


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            Section 1.15 Phantom II Account means, with respect to a
Participant, an account maintained by the Bank to which is credited (i) Phantom Shares attributable to Foregone Fees, (ii) Phantom Shares attributable to the exercise of Phantom Rights, (iii) Dividend Equivalents with respect to Phantom Shares credited to such account, and (iv) any earnings or appreciation thereon, and against which are charged any distributions of amounts credited to such account, any losses or depreciation attributable thereto, and any transfers from such account to the Participant's Interest Bearing Memorandum Account or Discretionary Accounts.

            Section 1.16 Plan means this Deferred Compensation Plan for Board Members of The Dime Savings Bank of New York, FSB, as in effect from time to time.

            Section 1.17 Share means a share of the Bank's common stock or, effective upon the reorganization whereupon the common stock of the Bank was converted into the common stock of Dime Bancorp., Inc., a share of the common stock of Dime Bancorp, Inc.

            Section 1.18 Stock Memorandum Account means, with respect to a Participant, an account maintained by the Bank to which is credited (i) Phantom Shares attributable to such amount of his deferred Fees as the Participant shall have designated, (ii) Dividend Equivalents directed to be credited to such account, (iii) any earnings or appreciation thereon, (iv) Phantom Rights with respect to Phantom Shares credited to such account, and (v) Phantom Shares attributable to unexercised Phantom Rights, and against which are charged any distributions of amounts credited to such account, any losses or depreciation attributable thereto, and any transfers from such account to the Participant's Interest Bearing Memorandum Account or Discretionary Account(s) (or, prior to July 1, 1994, to the Participant's Trust Account).

            Section 1.19 Trading Day means a day on which the exchange or other market referred to in the applicable section of the definition of Fair Market Value is open for trading (whether or not any sales or Shares occur on such day).

            Section 1.20 Trust Account means, with respect to a Participant, an account maintained by the Bank to which is credited the amount of the Participant's deferred Fees prior to July 1, 1994 that are contributed by the Bank to the Trustee pursuant to the Trust Agreement, together with amounts attributable to dividends with respect to Phantom Shares directed to such account pursuant to section 3.1(b), and any earnings or appreciation thereon, and against which are charged any distributions of amounts credited to the Trust Account and any losses, depreciation or expenses attributable thereto and any transfers from such account to the Participant's Interest Bearing Memorandum Account or Discretionary Account(s) (or, prior to July 1, 1994, to the Participant's Stock Memorandum Account).

            Section 1.21 Trust Agreement means the revocable trust agreement established for each Board Member, as applicable, between the Bank and the Trustee or its successor pursuant to which the Trust Account is held in trust.


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            Section 1.22 Trustee means the trustee designated pursuant to the
Trust Agreement. The Trustee shall be Nationar, until it is removed or resigns from office and is replaced by a successor Trustee.

                                   ARTICLE II

                                  Participation

            Section 2.1 Election to Participate.

            Any Board Member may elect to become a Participant in the Plan by submitting to the Administrative Committee a written election to defer receipt of all or a specified part of his Fees. Such election shall be made on or before the last day of any calendar year, shall be effective for the calendar year following the year in which such election is made, and shall continue in effect for all succeeding calendar years until the Board Member ceases to be a Board Member or such earlier time as the election is changed or revoked pursuant to section 2.2. Notwithstanding the foregoing, or any other provision of this Plan, no deferrals shall be permitted hereunder with respect to any Fees earned after December 31, 1994.

            Section 2.2 Changes in Participation.

            A Board Member may, by written direction filed with the Administrative Committee prior to the end of any calendar year, increase or decrease, or eliminate altogether, the portion of his Fees to be deferred. Such change will be effective with respect to Fees earned after the calendar year in which the direction for such change is filed with the Administrative Committee. A Board Member who has filed a written direction to cease deferring receipt of his Fees may thereafter again file an election to defer receipt of all or any portion of his Fees pursuant to section 2.1, effective for the calendar year subsequent to the calendar year in which he files a new election.

            Section 2.3 Mandatory Participation with Respect to Foregone Fees.

            Notwithstanding any election to participate or failure to so elect, all Board Members shall be Participants with respect to amounts credited in lieu of payment of Foregone Fees.

            Section 2.4 Continued Crediting of Earnings.

            In the event that a Participant ceases to be a Board Member or ceases to defer receipt of his Fees, the amounts already accumulated in his Interest Bearing Memorandum Account, Stock Memorandum Account, Trust Account, Phantom II Account and Discretionary


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Account(s) shall continue to be credited with interest, Dividend Equivalents, earnings and appreciation in accordance with the applicable provisions of
Article III until such time as they are paid out in accordance with Article IV.

                                   ARTICLE III

                                Deferred Amounts

            Section 3.1 In General.

            (a) Except as provided in section 3.1(c), a Participant shall direct that the amount of a Participant's Fees deferred pursuant to section 2.1 shall be credited to his Interest Bearing Memorandum Account or, to the extent offered by the Administrative Committee, one or more Discretionary Accounts, in such proportions as he shall designate in writing. If a Participant does not give such a direction, the entire amount of his deferred Fees shall be credited to his Interest Bearing Memorandum Account. The amount of a participant's Foregone Fees credited pursuant to section 2.3 shall be credited to his Phantom II Account. Amounts credited with respect to Phantom Rights shall be credited as provided in section 3.5.

            (b) At the time a dividend is paid on Shares, the Bank shall credit Dividend Equivalents to a Participant's accounts under the Plan as follows:

                  (i) a Participant who maintains a Stock Memorandum Account may direct that Dividend Equivalents credited with respect to Phantom Shares attributed to his Stock Memorandum Account be credited to his Interest Bearing Memorandum Account, one or more Discretionary Accounts, his Stock Memorandum Account (or, prior to July 1, 1994, his Trust Account), as he shall designate in writing to the Administrative Committee on or before the payment date of the respective dividend. Such direction shall be effective for any dividend paid on or after the day it is made and shall continue in effect for dividends subsequently paid unless changed or revoked in writing. If a Participant does not give such direction, Dividend Equivalents with respect to Phantom Shares attributed to his Stock Memorandum Account shall be credited to his Interest Bearing Memorandum Account.

                  (ii) Dividend Equivalents with respect to Phantom Shares attributed to a Participant's Phantom II Account shall be credited to such account.

            (c) Prior to the commencement of the Public Offering, as such term is defined in the Bank's Plan of Conversion, a Participant who was a member of the Bank's Board had the right to direct that Fees deferred pursuant to section
2.1 be credited to his Interest Bearing Memorandum Account, Trust Account and Stock Memorandum Account in such proportions as he designated in writing. In the absence of such a designation, deferred Fees were credited to the Participant's Interest Bearing Memorandum Account.


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            Section 3.2 Amounts Credited to the Interest Bearing Memorandum
                        Account.

            (a) The Bank shall maintain a separate Interest Bearing Memorandum Account for each Participant who has directed that all or part of his deferred Fees be credited to or transferred to such account. A Participant's Interest Bearing Memorandum Account shall be credited with such portion of his deferred Fees as he shall direct in accordance with sections 3.1(a) and (c), as of the date on which such Fees would have been paid if an election to defer were not in effect.

            (b) If a Participant directs that Dividend Equivalents be credited to his Interest Bearing Memorandum Account (or fails to give a direction) in accordance with section 3.1(b)(i), his Interest Bearing Memorandum Account shall be credited, as of the date such dividends are paid, in an amount equal to the product of (i) the number of Phantom Shares (and fraction thereof) credited to such Participant's Stock Memorandum Account on the record date specified for purposes of determining the identity of persons entitled to receive such dividends, multiplied by (ii) the amount of the dividend per Share.

            (c) A Participant's Interest Bearing Memorandum Account shall be credited as of December 31st of each year with interest at an effective annual rate or rates to be established by the Board; provided, however, that amounts first credited to a Participant's Interest Bearing Memorandum Account after January 1st of a year shall only be credited with interest for the portion of that year during which such amounts are actually credited to the Interest Bearing Memorandum Account; and provided, further, that when a distribution or a transfer from an Interest Bearing Memorandum Account is made other than on the first day of a calendar year, the Participant's Interest Bearing Memorandum Account shall be credited with interest under this section 3.2(c) as of the last day of the month prior to the month in which such distribution or transfer is made for the portion of that year during which such amounts were actually credited to the Interest Bearing Memorandum Account.

            Section 3.3 Amounts Credited to the Trust Account.

            (a) The Bank shall maintain a separate Trust Account for each Participant who has directed, prior to July 1, 1994, that all or a portion of his deferred Fees be credited to a Trust Account. A Participant's Trust Account shall be credited with such portion of his deferred Fees as he shall direct in accordance with section 3.1(a) or (c), as of the date on which such Fees would have been paid if an election to defer were not in effect. If a Participant directs that Dividend Equivalents be credited to his Trust Account in accordance with section 3.1(b)(i), his Trust Account shall be credited, as of the date such dividends are paid, in an amount equal to the product of (i) the number of Phantom Shares (and fraction thereof) credited to such Participant's Stock Memorandum Account on the record date specified for purposes of determining the identity of persons entitled to receive such dividends, multiplied by (ii) the amount of the dividend


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per share. In addition, a Participant's Trust Account shall be adjusted to reflect any deemed appreciation or depreciation in the value of the trust fund established pursuant to the Trust Agreement, at the same time or times as the Trustee performs valuations of such trust fund.

            (b) The Bank shall contribute to the Trustee under the Trust Agreement an amount equal to (i) the amount of Fees deferred by a Participant and credited to his Trust account, as of the date on which such Fees would have been paid if an election to defer were not in effect plus (ii) the amount of dividends on Phantom Shares that a Participant diverted to be credited to his Trust Account, as of the date such dividends are paid. The Administrative Committee shall direct the Trustee to invest all amounts contributed to the Trustee pursuant to the Trust Agreement in such deposit accounts of the Bank as the Administrative Committee shall specify.

            Section 3.4 Amounts Credited to the Stock Memorandum Account.

            (a) The Bank shall maintain a separate Stock Memorandum Account for each Participant who has directed that all or part of his deferred Fees be credited to his Stock Memorandum Account. As of the date on which such deferred Fees would have been paid if an election to defer were not in effect, a Participant's Stock Memorandum Account shall be credited with a number of Phantom Shares (and fraction thereof) equal in number to the quotient of (i) such portion of his deferred Fees as he shall direct in accordance with section 3.1(c), divided by (ii) the Fair Market Value of a Share on such date.

            (b) If a Participant directs that Dividend Equivalents be credited to his Stock Memorandum Account in accordance with section 3.1(b)(i), his Stock Memorandum Account shall be credited, as of the date such dividends are paid, with a number of Phantom Shares (and fraction thereof) equal to the result obtained by multiplying (i) the number of Phantom Shares (and fraction thereof) credited to such Participant's Stock Memorandum Account on the record date specified for purposes of determining the identity of persons entitled to receive such dividends by (ii) the amount of the dividend per Share, and dividing such product by (iii) the Fair Market Value of a Share on the date the dividend is paid.

            (c) Phantom Rights and Phantom Shares attributable to unexercised Phantom Rights shall be credited to a Participant's Stock Memorandum Account as provided in section 3.6.

            (d) If any amount represented by Phantom Shares credited to a Participant's Stock Memorandum Account is transferred to his Interest Bearing Memorandum Account or Discretionary Accounts (or, prior to July 1, 1994, a Participant's Trust Account) or distributed in accordance with Article IV, the number of Phantom Shares (and fraction thereof) credited to such Stock Memorandum Account shall be reduced by a number equal to the quotient of (i) the dollar amount transferred or distributed, divided by (ii) the Fair Market Value of a Share on the date as of which the transfer or distribution is effected.


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            (e) The amount credited to a Participant's Stock Memorandum Account as of any date shall be equal to the product of (i) the number of Phantom Shares (and fraction thereof) credited to his Stock Memorandum Account as of such date, multiplied by (ii) the Fair Market Value of a Share on such date.

            Section 3.5 Amounts Credited to the Phantom II Account.

            (a) The Bank shall maintain a separate Phantom II Account for each Board Member or former Board Member who is or was entitled to Foregone Fees and/or each Participant who has exercised Phantom Rights. A Participant's Phantom II Account shall be credited with all Phantom Shares (and fraction thereof) attributable to the exercise of his Phantom Rights, as described in section 3.6. In addition, a Participant's Phantom II Account shall be credited, with respect to each date on which his Foregone Fees would have been paid but for the OTS Restriction (i.e., the first business day of each calendar quarter in advance, with respect to the annual retainer; and the last business day of each month in which meetings were attended, with respect to meeting fees), with a number of Phantom Shares (and fraction thereof) equal to the result obtained by dividing the amount of the Participant's Foregone Fees that would have been paid on such date by the greater of $6 or the Fair Market Value of a Share on the date the Foregone Fees would have been paid. Such Phantom Shares shall be credited on the later of October 1, 1993 or the date on which the Foregone Fees would have been paid but for the OTS Restriction.

            (b) Before any amounts are credited to a Participant's Phantom II Account, the Participant shall elect, pursuant to written election forms provided by the Bank, a fixed date or series of dates on which the Phantom Shares credited to his Phantom II Account shall be converted to his Interest Bearing Memorandum Account, or that such conversion shall occur at termination of service as a Board Member. With respect to Phantom Shares credited on account of the OTS Restriction (and related Dividend Equivalents), such conversion shall occur on a single date, which shall be no earlier than the first Trading Day of 1995. The conversion date or schedule elected with respect to Phantom Shares credited on account of the exercise of Phantom Rights may be different from the conversion date elected with respect to Phantom Shares credited on account of Foregone Fees; however, in each case the conversion date or schedule elected shall apply to all Phantom Shares credited for the same purpose and related Dividend Equivalents. If a Participant fails to specify a conversion date before the date on which Phantom Shares on account of Foregone Fees are credited, such Phantom Shares shall be deemed to have a conversion date of the first Trading Day of 1995. Notwithstanding the foregoing, at or prior to such date prior to each conversion date for a Participant that is designated by the Administrative Committee, a Participant may direct that Phantom Shares be converted to one or more Discretionary Accounts rather than his Interest Bearing Memorandum Account.

            (c) In the event dividends are declared by the Bank with respect to Shares, the Participant's Phantom II Account shall be credited, as of the date such dividends are paid, with a


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number of Phantom Shares (and fraction thereof) equal to the result obtained by multiplying (i) the number of Phantom Shares (and fraction thereof) credited to such Participant's Phantom II Account on the record date specified by the Bank for purposes of determining the identity of persons entitled to receive such dividends by (ii) the dollar amount of the dividend per Share, and dividing such product by (iii) the Fair Market Value of a Share on the date the dividend is paid.

            (d) If any amount represented by Phantom Shares credited to a Participant's Phantom II Account is converted to his Interest Bearing Memorandum Account or his Discretionary Account(s) or distributed in accordance with
Article IV, the number of Phantom Shares (and fraction thereof) credited to such Phantom II Account shall be reduced by a number equal to the quotient of (i) the dollar amount converted or distributed, divided by (ii) the Fair Market Value of a Share on the date as of which the conversion or distribution is effected.

            (e) The amount credited to a Participant's Phantom II Account as of any date shall be equal to the product of (i) the number of Phantom Shares (and fraction thereof) credited to his Phantom II Account as of such date, multiplied by (ii) the Fair Market Value of a Share on such date.

            Section 3.6 Amounts Credited Pursuant to Phantom Rights.

            (a) Notwithstanding a Participant's direction (or failure to give a direction) in accordance with section 3.1(b)(i), a Participant's Stock Memorandum Account shall be credited with 1.1 Phantom Rights for each Phantom Share credited to such Account as of April 15, 1993. A Participant may constructively exercise such Phantom Rights, pursuant to written election forms provided by the Bank, by transferring the exercise price therefor from his Interest Bearing Memorandum Account. Phantom Shares acquired upon such exercise shall be credited to the Participant's Phantom II Account.

            (b) Any Phantom Rights which have not been exercised as of the expiration date of the actual subscription rights to which they relate shall be deemed sold and invested in additional Phantom Shares in the Participant's Stock Memorandum Account at the respective closing market prices of the rights and the Shares on the first day on which the rights and the Shares traded separately.

            Section 3.7 Amounts Credited to the Discretionary Accounts.

            (a) The Administrative Committee may, from time to time, authorize the establishment of one or more Discretionary Accounts that are designed to provide one or more of the same deemed investment options as are offered under the Dime Bancorp, Inc. Voluntary Deferred Compensation Plan for Directors. If and to the extent any Discretionary Accounts are offered hereunder, the Bank shall maintain one or more separate Discretionary Accounts for each


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Participant who has directed that all or part of his deferred Fees be credited to such account(s). A Participant's Discretionary Accounts shall be credited with such portion of his deferred Fees as he shall direct in accordance with section 3.1(a), as of the date on which such Fees would have been paid if an election to defer were not in effect.

            (b) If a Participant directs that Dividend Equivalents be credited to his Discretionary Accounts in accordance with section 3.1(b)(i), his Discretionary Accounts (in the proportion so designated), shall be credited, as of the date such dividends are paid, in an amount equal to the product of (i) the number of Phantom Shares (and fraction thereof) credited to such Participant's Stock Memorandum Account on the record date specified for purposes of determining the identity of persons entitled to receive such dividends multiplied by (ii) the amount of the dividend per Share. In addition, a Participant's Discretionary Accounts shall be adjusted to reflect any deemed appreciation or depreciation in the value of such Accounts, in the same manner that such appreciation or depreciation is credited under the Dime Bancorp, Inc. Voluntary Deferred Compensation Plan for Directors.

            Section 3.8 Transfers Between Accounts.

            (a) Effective July 1, 1994, and subject to Sections 3.8(d) and 3.8(e), only the following transfers between accounts are permitted under the
Plan:

                  (i) Transfers from a Participant's Stock Memorandum Account, his Trust Account or his Interest Bearing Memorandum Account to his Discretionary Accounts or Interest Bearing Memorandum Account;

                  (ii) Transfers from any of a Participant's Discretionary Accounts to another of the Participant's Discretionary Accounts;

                  (iii) Transfers related to the exercise of Phantom Rights, as provided in section 3.6; and

                  (iv) Transfers from a Participant's Phantom II Account to his Discretionary Accounts or his Interest Bearing Memorandum Account on the conversion date or dates elected by the Participant pursuant to section 3.5(b).

            (b) Prior to July 1, 1994, transfers between accounts were subject to different limitations.

            (c) In the event of any transfer permitted under the Plan, the Account to which the transfer is made shall be credited with the amount transferred.

            (d) In accordance with the provisions of this section 3.8, a Participant may, by filing a notice in the form and manner prescribed by the Administrative Committee, elect to


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change his or her investment direction with respect to all or a portion of the amounts then held in such Participant's accounts, with such election and the new investment direction becoming effective as of the first day of any calendar quarter (i.e., January 1, April 1, July 1 or October 1), provided such investment direction election is made, and not revoked, prior to 10:00 a.m. on the first day of such calendar quarter. Such direction shall relate solely to amounts already allocated to the Participant's accounts, in which event it shall constitute a direction to transfer amounts in the Participant's accounts among the various available deemed investments. Any investment direction election made by a Participant shall remain in effect until changed, to the extent such change is permitted under the Plan.

            (e) Securities Law Limitations. Notwithstanding anything in the Plan to the contrary, if at any time a Participant who is an Insider (as defined below) is prohibited by the Section 16 Rules (as defined below) from directing that his or her accounts be (i) deemed invested in an investment fund that invests in common stock of Dime Bancorp, Inc. (the "Company"), (ii) deemed transferred to a deemed investment in common stock of the Company, or (iii) to the extent of any deemed investment in common stock of the Company, deemed redeemed for whatever reason, any such direction shall be disregarded and not given effect. For purposes of this subsection (e), an Insider shall mean, with respect to the Company or any of its subsidiaries, (i) any Participant who is subject to the Section 16 Rules, determined in accordance with Rule 16a-2 thereof, and (ii) solely with respect to certain trading restrictions with respect to common stock of the Company imposed from time to time by the Company or any of its subsidiaries, any Participant who is subject to such trading restrictions. For purposes of this subsection (e), the Section 16 Rules mean those rules (as from time to time amended) promulgated by the Securities and Exchange Commission ("SEC") under Section 16 of the Securities Exchange Act of 1934, as amended (the "Act"). For purposes of the Plan, an action shall be deemed to be prohibited by the Section 16 Rules, if it could, if permitted or occurring, result in a transaction not being exempt from the provisions of
Section 16(b) of the Act. An action in violation of certain trading restrictions with respect to common stock of the Company imposed from time to time by the Company or any of its subsidiaries shall be deemed to be prohibited by the
Section 16 Rules solely for purposes of the Plan.

            (f) Notwithstanding anything herein to the contrary, if, following a Change in Control (as defined in Section 3.10) or a Corporate Event (as defined below), one or more of the investment options under the Plan are eliminated, the Administrative Committee shall make available an investment option or have all accounts credited with earnings based on a single deemed investment (or, if the Administrative Committee fails to so act, an investment option or single deemed investment, as described in this sentence, shall automatically be made available under the Plan) providing for a monthly investment return equal to no less than the published fixed rate return for 30-year U.S. Treasury securities as in effect on the last business day of each month (or, in the event such a return on 30-year U.S. Treasury securities is not then available, there shall be provided an investment return as shall be determined by the "Committee" under the Umbrella Trust Agreement among the Company, the Bank and Marine Midland Bank with respect to the Covered Arrangements for Outside Directors of the Bank and Related Entities). For purposes of this subsection (f), a "Corporate Event" shall mean the execution of a binding agreement that, if consummated, would result in a Change in Control of a type specified in clause (i) or (iii) of Section 3.10 (an "Acquisition Agreement") or of a binding agreement for the sale or disposition of assets that, if consummated, would result in a Change in Control of a type specified in clause (iv) of Section 3.10 (an "Asset Sale Agreement") or the adoption by the Board of Directors of the Company or the Bank of a plan of complete liquidation or dissolution of the Company or the Bank that, if consummated, would result in a Change in Control of a type specified in clause (iv) of Section 3.10 (a "Plan of Liquidation"); provided, however, that a Corporate Event shall not be deemed to exist after the Abandonment Date. As used in this subsection (f), the term "Abandonment Date" shall mean the date on which (A) an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation is terminated (pursuant to its terms or otherwise) without having been consummated, (B) the parties to an Acquisition Agreement or Asset Sale Agreement abandon the transactions contemplated thereby,
(C) the Bank or the Company abandons a Plan of Liquidation or (D) a court or regulatory body having competent jurisdiction enjoins or issues a cease and desist or stop order with respect to or otherwise prevents the consummation of, or a regulatory body notifies the Bank or the Company that it will not approve, an Acquisition Agreement, Asset Sale Agreement or Plan of Liquidation or the transactions contemplated thereby and such injunction, order or notice has become final and not subject to appeal.

            Section 3.9 Special Phantom Stock Valuation. If amounts credited to a Participant's accounts, and deemed invested in phantom stock of the Company on the date of a Change in Control (as defined in Section 3.10) are, in accordance with the election of the Participant, deemed redeemed and deemed reinvested in any one or more of the deemed investment funds then made available under the Plan and the deemed redemption occurs after the occurrence of a Change in Control, but on or before the first day of the third calendar quarter following the occurrence of the Change in Control, the deemed redemption of such phantom stock shall be valued based on the greater of (A) the closing price of a Share, as reported on the New York Stock Exchange, on the date on which the deemed redemption occurs or (B) the highest closing price of a Share, as reported on the New York Stock Exchange, during the 90-day period ending on, and including, the date of the Change in Control. If amounts credited to a Participant's accounts, and deemed invested in phantom stock of the Company, are deemed redeemed after the occurrence of a Change in Control (as defined in Section 3.10), but on or before the first day of the third calendar quarter following the occurrence of the Change in Control, and, in accordance with Section 4, are paid to the Participant (or his or her Beneficiary) as a distribution under the Plan, the deemed redemption of such phantom stock shall be valued based on the greater of (A) the closing price of a Share, as reported on the New York Stock Exchange, on the date on which the deemed redemption occurs or (B) the highest closing price of a Share, as reported on the New York Stock Exchange, during the 90-day period ending on, and including, the date of the Change in Control.

            "Section 3.10 Change in Control. For purposes of the Plan, a "Change in Control" shall mean the occurrence of any of the following events:

            (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities;

            (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Company: individuals who, on July 24, 1997, constitute the Board of Directors of the Company and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors of the Company or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended;

            (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected solely to implement a recapitalization of the Company or the Bank (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Bank's then outstanding securities; or

            (iv) the stockholders of the Company or the Bank approve a plan of complete liquidation or dissolution of the Company or the Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Bank or a Parent of the Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition.

            As used in connection with the foregoing definition of Change in Control, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Act; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                                   ARTICLE IV

                                  Distributions

            Section 4.1 Distributions to Participants.

            (a) Except as otherwise provided in Section 4.4, the amounts credited to a participant's Interest Bearing Memorandum Account, Stock Memorandum Account, Phantom II Account, Trust Account and Discretionary Accounts shall be paid to the Participant commencing on one of the following dates, as elected by the Participant prior to the crediting of the respective amounts to his accounts:

                  (i) on the first Trading Day of the calendar year following the year in which the Participant ceases to be a Board Member of the Bank for any reason, including death;

                  (ii) on the first Trading Day of the calendar year following the later of the year in which the Participant ceases to be a Board Member or attains age 70; or

                  (iii) on the fixed date or dates elected by the Participant.

If a Participant fails to make an election with respect to the distribution of any amount before it is credited to his account, such amount shall be distributed in accordance with clause (i) of this section 4.1(a). Any distribution election made by a Participant shall remain in effect for all amounts subsequently credited to his account until he makes a new election; such new election shall apply only to Fees deferred subsequent to the calendar year in which he files the new election. A payment date elected with respect to any amount credited to a Participant's Phantom II Account shall be on or after the conversion date elected by the Participant with respect to such amount. In the event the Participant has elected a distribution date which precedes the applicable conversion date for any amount credited to his Phantom II Account, the applicable conversion date shall be treated as the distribution date for such amount.

            (b) Except as otherwise provided in Section 4.4, payments made pursuant to section 4.1(a) shall be made in (i) fifteen annual installments, or
(ii) if elected by the Participant prior to the earlier of his election to defer or crediting of such amounts to his account, in such lesser number of installments as shall be specified by the Participant in such election, or in a lump sum. If installment payments are to be made, the amount of the first annual installment shall be equal to the sum of the amounts credited to the Participant's Interest Bearing Memorandum Account, Stock Memorandum Account, Phantom II Account, Trust Account and Discretionary Accounts with respect to which the particular installment schedule applies at the start of the year divided by the total number of installments to be made. For each subsequent year, the annual installment shall be equal to the sum of the amounts credited to the Participant's accounts with respect to which the particular installment schedule applies at the start of the year divided by the number of installments that have not been paid, including the installment for which the calculation is being made.

            (c) Notwithstanding any other provisions of Article IV, a special election shall be made with respect to the conversion date and payment date of Phantom Shares credited to a Participant's Phantom II Account with respect to Foregone Fees and related Dividend Equivalents. The payment of such amounts shall be made on a single date, which shall be on or after the conversion date elected for such Phantom Shares and no earlier than the date payment is permitted by the Office of Thrift Supervision. In the event a Participant has failed to elect a payment date with respect to such Phantom Shares, the payment date shall be the later of (i) the first Trading Day of 1995, (ii) the first date payment is permitted by the Office of Thrift Supervision, and (iii) the conversion date elected (or deemed elected) by the Participant with respect to such Phantom Shares.

            (d) Notwithstanding anything in the Plan to the contrary, no amount shall be distributed from a Participant's Stock Memorandum Account on or before the first anniversary of the commencement of the Public Offering, as such term is defined in the Bank's Plan of Conversion.

            (e) To the extent otherwise necessary to enable the transactions relating to a distribution under this Section 4 to qualify for exemption under
Section 16(b)
of the Act, the distribution of a Participant's accounts under this Section 4 shall occur on the earliest date such distribution may be made whereby the transactions relating to the distribution qualify for exemption under Section 16(b) of the Act, provided that, with the consent of the Participant, the Administrative Committee may direct that any such distribution be made on any earlier date.

            Section 4.2 Distribution to Beneficiaries.

            (a) In the event that a Participant dies prior to the receipt of all amounts payable to him pursuant to the Plan, all remaining amounts credited to his Interest Bearing Memorandum Account, Stock Memorandum Account, Phantom II Account, Trust Account and Discretionary Accounts shall be paid to such one or more beneficiaries and in such proportions as the Participant may designate on such form and in such manner as the Administrative Committee may require. A beneficiary designation pursuant to this section 4.2 shall not be effective unless it is in writing and is received by the Administrative Committee prior to the death of the Participant making the designation.

            (b) If, at the time of the Participant's death, payments have commenced to be made in accordance with section 4.1, payments to his beneficiary shall be made at the same times and in the same manner as such payments would have been made to the Participant if he had lived. If, at the time of the Participant's death, payments to the Participant have not commenced to be made in accordance with section 4.1, payments from the Interest Bearing Memorandum Account, Stock Memorandum Account, Phantom II Account, Trust Account and Discretionary Accounts to the Participant's beneficiary shall commence as of the first Trading Day of the calendar year following the year in which the Participant's death occurs and shall be made in the number of installments specified by the Participant in accordance with section 4.1.

            (c) If no beneficiary shall have been designated, or to the extent that any such designation shall be ineffective, all amounts credited to the Participant's Interest Bearing Memorandum Account, Stock Memorandum Account, Phantom II Account, Trust Account and Discretionary Accounts upon his death shall be paid to his personal representatives in a lump sum as of the first Trading Day of the month following the month in which the 6-month anniversary of his death occurs, and the amount of such lump sum payment shall be equal to the sum of the amounts credited to the Participant's Interest Bearing Memorandum Account, Stock Memorandum Account, Phantom II Account, Trust Account and Discretionary Accounts as of the date of payment.

            Section 4.3 Hardship Distributions.

            In the event of Hardship (as defined below), a Participant or beneficiary may request the Administrative Committee to pay the amount credited to the Participant's Interest Bearing Memorandum Account, Stock Memorandum Account, Trust Account and Discretionary Accounts (and a beneficiary may request the Administrative Committee to pay the amounts credited to such accounts as well as the Participant's Phantom II Account) prior to the time provided for payment in sections 4.1 and 4.2. For these purposes, Hardship shall mean substantial financial hardship caused by an unanticipated emergency or unanticipated necessity outside the control of the Participant or beneficiary, affecting his personal or family affairs. The Participant or beneficiary shall provide written evidence demonstrating the existence and extent of the Hardship. The Administrative Committee, in its sole discretion, shall determine the date and amount of any distribution on account of Hardship, but in no event shall the amount of any such distribution exceed the amount necessary to alleviate the Hardship. Any amounts credited to the Participant's Interest Bearing Memorandum Account, Stock Memorandum Account, Phantom II Account, Trust Account and Discretionary Accounts which are not distributed on account of Hardship shall continue to be governed by the provisions of sections 4.1 and 4.2.

            Section 4.4 Additional Payment Elections.

            Notwithstanding the preceding provisions of this Article IV to the contrary, a Participant may subsequently elect, in such form and manner as may be prescribed by the Administrative Committee, that the amounts credited to his or her accounts be distributed commencing on one of the dates described in section 4.1(a)(i), (ii) or (iii) above in lieu of the date(s) initially selected, provided that any such election is made at least twenty-four (24) months prior to the earlier of the date payments would otherwise commence (other than on account of Hardship or a Change in Control (as defined in Section 3.10)) or the Participant's termination of service for any reason as a member of the Board and, as applicable, as a member of the boards of directors of all subsidiaries of Dime Bancorp, Inc. Further, notwithstanding the preceding provisions of this Article IV to the contrary, a Participant may also subsequently elect, in such form and manner as may be prescribed by the Administrative Committee, that the amounts credited to his or her accounts be paid in any one of the forms of benefit payment provided under this section 4.1(b) in lieu of the form of payment initially selected, provided that any such election is made at least twenty-four (24) months prior to the earlier of the date payments would otherwise commence (other than on account of Hardship or a Change in Control) or the Participant's termination of service for any reason as a member of the Board and, as applicable, as a member of the boards of directors of all subsidiaries of Dime Bancorp, Inc.

            Section 4.5 Change in Control Distributions.

            In the event of a Change in Control (as defined in Section 3.10), a Participant may, solely to the extent permitted by the Committee, direct that all of the amounts then credited to the Participant's accounts (subject to any distribution restrictions applicable to amounts held in the Participant's Phantom II Account, if any) be distributable to the Participant upon a Change in Control, in which event the amount of any further scheduled distribution shall be reduced by the amount previously distributed on account of such Change in Control.

                                    ARTICLE V

                                 Administration

            Section 5.1 Administrative Committee.

            The Plan shall be administered by an Administrative Committee appointed by the Board. The Administrative Committee shall appoint a Chairman and may appoint a secretary who may, but need not, be a member of the Committee.

            Section 5.2 Committee Action.

            The Administrative Committee shall hold meetings at such times and may make such administrative rules and regulations as it may deem proper. A majority of the members of the Administrative Committee shall constitute a quorum, and the action of a majority of the members of the Administrative Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the written consent of a majority of the members of the Administrative Committee without holding a meeting, shall be deemed to be actions of the Administrative Committee. All actions of the Administrative Committee shall be final and conclusive and shall be binding upon the Bank and all other interested parties. Any person dealing with the Administrative Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Administrative Committee, by two members of the Administrative Committee or by a representative of the Administrative Committee authorized to sign the same in its behalf.

            Section 5.3 Committee Responsibilities.

            Subject to the terms and conditions of the Plan, the Administrative Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

            (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan and the amount of Fees and Foregone Fees which may be deferred under the Plan;

            (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan;

            (c) to determine the time, form and manner of any payment of benefits made pursuant to Article IV in accordance with the Plan; and

            (d) to take any other action not inconsistent with the provisions of the Plan as it may deem necessary or appropriate.

                                   ARTICLE VI

                            Miscellaneous Provisions

            Section 6.1 Notice and Election.

            The Secretary to the Board shall provide a copy of this Plan to each Board Member, together with a form of letter which the Board Member may use to make an election to defer all or part of his Fees and related elections required or permitted by the Plan.

            Section 6.2 Unfunded Arrangements.

            The Interest Bearing Memorandum Accounts, Stock Memorandum Accounts, Phantom II Accounts, Trust Accounts and Discretionary Accounts and all amounts credited thereto shall constitute an unfunded obligation of the Bank and shall not relate to any specific funds of the Bank. Payments due with respect to balances in such accounts shall be made from the general assets of the Bank. The Bank may, in its sole and absolute discretion, establish one or more accounts, funds, or trusts to reflect its obligations under the Plan, and may make such investments (including the purchase of insurance) as it may deem desirable to assist it in meeting such obligations. Any assets held in such accounts, funds or trusts and any such investments shall be subject to the claims of the Bank's creditors, and no person eligible for a benefit under the Plan shall have any right, title or interest in any such assets. This Plan shall constitute solely an unsecured promise by the Bank to pay Plan benefits to Participants and their beneficiaries to the extent provided herein.

            Section 6.3 Construction of Language.

            Wherever appropriate in the Plan, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine or the neuter. Any reference to an Article or section shall be to an Article or section of the Plan, unless otherwise indicated.

            Section 6.4 Non-Alienation of Benefits.

            The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such rights be liable for or subject to debts, contracts, liabilities or torts.

            Section 6.5 Indemnification.

            The Bank shall indemnify, hold harmless and defend each Board Member and Participant, and the beneficiaries of each, as well as each member of the Administrative Committee against their reasonable costs, including legal fees, incurred by them, or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce the terms of the Plan.

            Section 6.6 Severability.

            A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

            Section 6.7 Waiver.

            Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

            Section 6.8 Notices.

            Any notice or other communication required or permitted to be given to a party under the Plan shall be deemed given if delivered personally or by overnight delivery service, sent by facsimile transmission, or mailed (postage pre-paid, by certified mail, return receipt requested) to the party at the address listed below, or at such other address as one such party may by written notice specify to the other:

            (a)    if to the Administrative Committee:

                   The Dime Savings Bank of New York, FSB
                   589 Fifth Avenue
                   New York, New York 10017
                   Fax: (212) 326-6194

                   Attention: Secretary to the Board

            (b) if to any party other than the Administrative Committee, to such party at the address last furnished by such party by written notice to the Administrative Committee.

            Section 6.9 Governing Law.

            The Plan shall be construed, administered and enforced according to the laws of the State of New York, except to the extent that such laws are preempted by federal law.